UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 9, 2004
 Date of Report (Date of earliest event reported):

COMMERCE ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32979	94-3392885
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Market Street, Steuart Tower
Suite 1300
San Francisco, CA 94105
(Address of principal executive offices including zip code)

(415) 644-8700
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(c) Exhibits.

99.1 Press Release issued by Commerce One, Inc. dated August 9, 2004

Item 12. Results of Operations and Financial Condition

On August 9, 2004, Commerce One, Inc. issued a press release announcing Commerce One's financial results for the quarter ended June 30, 2004. A copy of the press release is furnished (not filed) as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The information in this Current Report on Form 8-K under item 7, item 12 and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE ONE, INC.

/s/ Todd Hagen
Todd Hagen
Interim Chief Financial Officer

Date: August 9, 2004

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release issued by Commerce One, Inc. dated August 9, 2004 PDF